Dividends on ordinary shares and buyback	6 Months Ended
Jun. 30, 2026
Disclosure Of Dividends [Abstract]
Dividends on ordinary shares and buyback	Note 17: Dividends on ordinary shares and share buyback
An interim dividend for 2026 of 1.58 pence per ordinary share (half-year to 30 June 2025: 1.22 pence per ordinary share) will be paid on 15 September 2026. The total amount of this dividend is £918 million, before the impact of any further cancellations of shares purchased under the Group’s buyback programme (half-year to 30 June 2025:
£729 million, following cancellations of shares under the Group’s buyback programme up to the record date, was paid to shareholders).
On 19 May 2026, a final dividend in respect of 2025 of 2.43 pence per ordinary share, totalling £1,420 million, following cancellations of shares under the Group’s buyback programme up to the record date, was paid to shareholders.
Shareholders who have joined the dividend reinvestment plan will automatically receive ordinary shares instead of the cash dividend. Key dates for the payment of the recommended dividend are outlined below.

Shares quoted ex-dividend for 2026 interim dividend	6 August 2026
Record date for 2026 interim dividend	7 August 2026
Final date for joining or leaving the interim dividend reinvestment plan	24 August 2026
Interim 2026 dividend paid	15 September 2026
On 30 January 2026 the Group commenced an ordinary share buyback programme to purchase outstanding ordinary shares. As at 30 June 2026, the Group has purchased c.1.2 billion ordinary shares under the programme, for a total consideration of £1.2 billion. In addition, the Board has announced its intention to implement a further ordinary share buyback programme of up to £1.0 billion, which is expected to complete by 27 January 2027, the day before the announcement of the Group’s 2026 preliminary results.